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                                                                   EXHIBIT 10.19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY "[*]". CONFIDENTIAL INFORMATION OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  AMENDMENT OF
                                  ------------
            HEALTH NET-MOLINA LOS ANGELES COUNTY MEDI-CAL AGREEMENT
            -------------------------------------------------------

     This is an amendment of the Health Services Agreement for Los Angeles County (the "Agreement") entered into by and between Molina Healthcare of California (formerly, "Molina Medical Centers") and Health Net of California, Inc. (formerly, "Foundation Health, a California Health Plan").

1.   Restated Addendum I., Section 1.1 is amended to read:

     Section 1.1  Compensation for the period of October 1, 2002 through
                  ------------------------------------------------------
                  September 30, 2003. For the specified period, Health Net shall
                  -------------------
                  pay Molina monthly capitation rates for each Member assigned to Molina as follows:

                            Family           [$ * ]
                            Aged             [$ * ]
                            Disabled         [$ * ]
                            Child            [$ * ]
                            Adult            [$ * ]
                            AIDS             [$ * ]


2.   Restated Addendum I, Section 1.6 amended to read:

     Section 1.6  Compensation Adjustment Provision. In the event that Health
                  ----------------------------------
                  Net's compensation for its Los Angeles County Medi-Cal Plan under Health Net's Medi-Cal Agreement with the DHS is adjusted, Health Net and Molina Healthcare will execute an amendment of this Agreement that establishes revised per member per month capitation rates that are commensurate with the new Medi-Cal rates paid by the DHS.

3.   Effective date of Amendment. This amendment is effective October 1, 2002.
     ----------------------------

MOLINA HEALTHCARE                       HEALTH NET OF CALIFORNIA, INC.
OF CALIFORNIA

By:  /s/                                By:  /s/
     ----------------------------            --------------------------------
     Mark L. Andrews,                        David M. Meadows,
     Corporate Secretary and                 Vice President
     General Counsel                         State Health Programs